Exhibit 99.1

C&J Energy Services and Keane Complete Merger of Equals, Establishing NexTier Oilfield

Solutions, a Leader in Well Completion and Production Services

New Company Has Increased Scale and Density Across Services and Geographies with a Prominent

Presence in the Most Active U.S. Basins

HOUSTON, October 31, 2019 – NexTier Oilfield Solutions (NYSE: NEX) (“NexTier” or the “Company”) today announced the successful completion of the merger between C&J Energy Services, Inc. (“C&J”) and Keane Group, Inc. (“Keane”), creating a new leading well completion and production services company. The combined company’s common stock will trade on the New York Stock Exchange under the ticker symbol “NEX” at the open of business on October 31, 2019.

The NexTier brand reflects the Company’s mission to consistently outperform in service delivery and returns, enabling customers to win by safely unlocking affordable, reliable and plentiful sources of oil and natural gas. The NexTier brand also embodies the Company’s key differentiators of safety, partnership, efficiency and innovation.

“Today marks an important milestone as we establish NexTier, an industry-leading U.S. land diversified oilfield services provider,” said Robert Drummond, President and Chief Executive Officer of NexTier. “Through this landmark combination, we have united two quality platforms and talented workforces who share a common commitment to safety, efficient operations, partnership with top-tier customers, and technological innovation. We are well positioned to provide market leading service to our expanded customer base in the most active U.S. basins, while continuing to invest in next-generation technologies that will enable the company to provide further differentiated products and services for customers. I am proud to lead our talented team as we begin our journey as NexTier.”

In accordance with the terms of the merger agreement, C&J shareholders will receive 1.6149 shares of Keane common stock for each share of C&J common stock owned in a tax-free share exchange. The merger agreement provides that Keane and C&J shareholders will, in the aggregate, each own approximately 50 percent of the equity of the combined company on a fully diluted basis.

Additional information regarding the exchange of C&J common stock for merger consideration was mailed to registered holders of C&J common stock. This mailing contains specific instructions regarding the payment of merger consideration.

Immediately following closing of the merger, C&J delivered written communication in accordance with the requirements of section 12(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to notify the New York Stock Exchange that as a result of the merger C&J intends to suspend trading in shares of its common stock, and to request that the New York Stock Exchange file a Form 25 with the Securities and Exchange Commission. The Form 25 starts the formal process by which C&J’s common stock will be delisted from the New York Stock Exchange and withdrawn from the reporting requirements under the Exchange Act. C&J has not arranged for listing or registration of its common stock on another national securities exchange. C&J previously traded under the ticker symbol “CJ” and Keane previously traded under the ticker symbol “FRAC”.

Advisors

Citi served as financial advisor and Schulte Roth & Zabel LLP served as legal advisor to Keane. Lazard served as financial advisor and Simpson Thacher & Bartlett served as legal advisor to the Special Committee of independent directors of the Keane Board.

Morgan Stanley & Co. LLC served as lead financial advisor to C&J. Kirkland & Ellis LLP served as legal advisor to C&J.

About NexTier Oilfield Solutions

NexTier is an industry-leading U.S. land oilfield service company, with a diverse set of well completion and production services across the most active and demanding basins. Our integrated solutions approach delivers efficiency today, and our ongoing commitment to innovation helps our customers better address what is coming next. NexTier is differentiated through four points of distinction, including safety performance, efficiency, partnership and innovation. At NexTier, we believe in living our core values from the basin to the boardroom, and helping customers win by safely unlocking affordable, reliable and plentiful sources of energy.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1993, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Where a forward-looking statement expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. The words “believe,” “continue,” “could,” “expect,” “anticipate,” “intends,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond NexTier’s control. Statements in this communication regarding NexTier that are forward-looking, including projections as to the anticipated benefits of the proposed transaction, the impact of the proposed transaction on NexTier’s business and future financial and operating results, the amount and timing of synergies from the proposed transaction, and the closing date for the proposed transaction, are based on management’s estimates, assumptions and projections, and are subject to significant uncertainties and other factors, many of which are beyond NexTier’s control. These factors and risks include, but are not limited to, (i) the competitive nature of the industry in which NexTier conducts its business, including pricing pressures; (ii) the ability to meet rapid demand shifts; (iii) the impact of pipeline capacity constraints and adverse weather conditions in oil or gas producing regions; (iv) the ability to obtain or renew customer contracts and changes in customer requirements in the markets NexTier serves; (v) the ability to identify, effect and integrate acquisitions, joint ventures or other transactions; (vi) the ability to protect and enforce intellectual property rights; (vii) the effect of environmental and other governmental regulations on NexTier’s operations; (viii) the effect of a loss of, or interruption in operations of, one or more key suppliers, including resulting from product defects, recalls or suspensions; (ix) the variability of crude oil and natural gas commodity prices; (x) the market price and availability of materials or equipment; (xi) the ability to obtain permits, approvals and authorizations from governmental and third parties; (xii) NexTier’s ability to employ a sufficient number of skilled and qualified workers to combat the operating hazards inherent in NexTier’s industry; (xiii) fluctuations in the market price of NexTier’s stock; (xiv) the level of, and obligations associated with, NexTier’s indebtedness; and (xv) other risk factors and additional information. In addition, material risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the prompt and effective integration of C&J’s businesses into NexTier and the ability to achieve the anticipated synergies and value-creation contemplated by the proposed transaction. For a more detailed discussion of such risks and other factors, see NexTier’s and C&J’s filings with the Securities and Exchange Commission (the “SEC”), including under the heading “Risk Factors” in Item 1A of NexTier’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed on February 27, 2019, and C&J’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed on February 27, 2019 and in other periodic filings, available on the SEC website or www.NexTierOFS.com or www.cjenergy.com. C&J assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates, to reflect events or circumstances after the date of this communication, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement.

Contacts

Media

Sharon Stern / Ed Trissel

Joele Frank, Wilkinson Brimmer Katcher

+1 212 355 4449